# Grant Park Fund

## Class A, B, Legacy 2, Global 2 and Global 3 Units

Monthly Performance Report • June 2018



**Consider your alternatives. Invest smarter.**®

GRANT PARK FUND®

**DCM Brokers, LLC**
**Member FINRA/SIPC**
**Servicing Agent**
**555 W. Jackson Blvd., Ste. 600**
**Chicago, IL 60661**

## Market Commentary: June 2018

**Currencies:** The U.S. dollar strengthened as monetary policy tightened and interest rate differentials increased with other economies. The Australian dollar weakened on a slowing Chinese economy and on rising U.S. interest rates. The New Zealand dollar weakened on concerns over rising trade tensions. The Canadian dollar also weakened on trade tensions.

**Energy:** Crude oil prices moved higher as OPEC agreed to increase output to compensate for sector-wide losses in production. Natural gas prices declined slightly as rising production and inventories limited the impact of warmer weather.

**Equities:** U.S. equities were mixed as the Dow moved lower on concerns about potential trade wars. The S&P finished the month slightly higher, boosted by rising energy stocks. U.K. equities markets moved lower on trade concerns and weaker-than-expected economic data.

**Fixed Income:** Global fixed income markets moved slightly lower, despite trade war concerns, with the Federal Reserve restating the case for tighter monetary policy. The Bank of England kept rates unchanged but provided hawkish guidance in its monetary policy statement.

**Grains/Foods:** Corn, wheat and soybean prices declined due to favorable weather and on concerns about trade disputes with China. Cotton prices also fell due to trade tensions with China. Sugar markets moved lower on excess supply. Coffee markets declined on rising output from Brazil, a top producer.

**Metals:** Precious metals prices declined on U.S. dollar strength. Base metal prices declined on low demand and a strong U.S. dollar.

### A Units (Closed to New Investments)

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2018 | 7.89% | -11.74% | -1.13% | 1.08% | -3.19% | 1.98% | | | | | | | **-6.05%** |
| 2017 | -2.50% | 3.64% | -2.06% | -1.69% | -0.64% | -4.12% | 0.34% | 2.63% | -3.93% | 6.89% | -0.98% | -0.18% | **-3.12%** |
| 2016 | 4.27% | 2.95% | -3.01% | -2.03% | -2.12% | 5.00% | 1.93% | -3.14% | -2.00% | -3.64% | -0.69% | 2.21% | **-0.78%** |
| 2015 | 2.82% | -0.26% | 0.36% | -4.01% | -1.46% | -4.64% | 2.33% | -6.15% | 3.09% | -2.29% | 3.44% | -5.70% | **-12.41%** |
| 2014 | -4.77% | 1.19% | -2.85% | 0.12% | 0.94% | 0.56% | -0.89% | 4.22% | 2.23% | 0.57% | 4.92% | 0.63% | **6.66%** |
| 2013 | 1.47% | -2.86% | 1.22% | 1.01% | -2.83% | -3.12% | -0.24% | -2.22% | -0.87% | 1.63% | 2.24% | 0.89% | **-3.84%** |
| | 2000 | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 |
| | 10.97% | 7.00% | 15.25% | 20.03% | -7.58% | -3.44% | 9.11% | 12.63% | 19.91% | -9.23% | 4.45% | -12.95% | -6.13% |

### B Units (Closed to New Investments)

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2018 | 7.83% | -11.79% | -1.19% | 1.02% | -3.24% | 1.92% | | | | | | | **-6.36%** |
| 2017 | -2.55% | 3.59% | -2.11% | -1.74% | -0.69% | -4.18% | 0.28% | 2.57% | -3.99% | 6.83% | -1.03% | -0.23% | **-3.75%** |
| 2016 | 4.20% | 2.94% | -3.09% | -2.08% | -2.17% | 4.89% | 1.87% | -3.20% | -2.05% | -3.69% | -0.74% | 2.16% | **-1.48%** |
| 2015 | 2.77% | -0.31% | 0.31% | -4.07% | -1.51% | -4.69% | 2.27% | -6.20% | 3.03% | -2.35% | 3.38% | -5.75% | **-12.97%** |
| 2014 | -4.83% | 1.14% | -2.91% | 0.06% | 0.89% | 0.53% | -0.95% | 4.20% | 2.19% | 0.52% | 4.87% | 0.58% | **6.07%** |
| 2013 | 1.42% | -2.91% | 1.17% | 0.96% | -2.88% | -3.18% | -0.30% | -2.28% | -0.93% | 1.58% | 2.19% | 0.84% | **-4.44%** |
| | | | | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 |
| | | | | 7.66% | -8.40% | -4.25% | 8.28% | 11.76% | 18.88% | -9.87% | 3.80% | -13.52% | -6.74% |

### Legacy 2 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2018 | 7.98% | -11.49% | -0.96% | 1.25% | -3.02% | 2.15% | | | | | | | **-5.07%** |
| 2017 | -2.33% | 3.82% | -1.89% | -1.52% | -0.47% | -3.96% | 0.51% | 2.80% | -3.77% | 7.07% | -0.80% | -0.01% | **-1.10%** |
| 2016 | 4.25% | 3.04% | -2.63% | -1.87% | -1.95% | 5.12% | 2.10% | -2.98% | -1.83% | -3.47% | -0.52% | 2.39% | **1.14%** |
| 2015 | 2.89% | -0.06% | 0.50% | -3.83% | -1.29% | -4.47% | 2.50% | -5.99% | 3.26% | -2.13% | 3.61% | -5.53% | **-10.66%** |
| 2014 | -4.61% | 1.37% | -2.68% | 0.29% | 1.07% | 0.70% | -0.72% | 4.34% | 2.39% | 0.75% | 5.03% | 0.71% | **8.55%** |
| 2013 | 1.64% | -2.70% | 1.39% | 1.17% | -2.67% | -2.93% | -0.07% | -2.06% | -0.70% | 1.78% | 2.36% | 1.04% | **-1.95%** |
| | | | | | | | | | | 2009 | 2010 | 2011 | 2012 |
| | | | | | | | | | | -3.55% | 5.73% | -11.45% | -4.26% |

### Global 2 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2018 | 7.97% | -11.09% | -0.92% | 1.30% | -2.98% | 2.20% | | | | | | | **-4.47%** |
| 2017 | -2.29% | 3.75% | -1.81% | -1.46% | -0.41% | -3.85% | 0.56% | 2.85% | -3.72% | 7.12% | -0.77% | -0.03% | **-0.62%** |
| 2016 | 4.37% | 3.17% | -2.40% | -1.85% | -2.27% | 6.02% | 2.16% | -2.96% | -1.78% | -3.37% | -0.46% | 2.42% | **2.51%** |
| 2015 | 2.96% | -0.01% | 0.55% | -3.83% | -1.29% | -4.45% | 2.48% | -6.05% | 3.25% | -2.11% | 3.54% | -5.56% | **-10.64%** |
| 2014 | -4.61% | 1.37% | -2.66% | 0.34% | 1.13% | 0.74% | -0.68% | 4.28% | 2.37% | 0.79% | 5.32% | 0.79% | **9.14%** |
| 2013 | 1.67% | -2.65% | 1.45% | 1.20% | -2.63% | -2.85% | -0.02% | -2.02% | -0.65% | 1.75% | 2.36% | 1.14% | **-1.44%** |
| | | | | | | | | | | 2009 | 2010 | 2011 | 2012 |
| | | | | | | | | | | -4.64% | 2.56% | -11.43% | -3.55% |

### Global 3 Units

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2018 | 7.81% | -11.23% | -1.06% | 1.15% | -3.12% | 2.05% | | | | | | | **-5.31%** |
| 2017 | -2.43% | 3.60% | -1.96% | -1.61% | -0.56% | -3.99% | 0.41% | 2.70% | -3.87% | 6.97% | -0.91% | -0.17% | **-2.34%** |
| 2016 | 4.24% | 3.05% | -2.54% | -2.01% | -2.41% | 5.90% | 2.01% | -3.11% | -1.92% | -3.51% | -0.61% | 2.27% | **0.80%** |
| 2015 | 2.83% | -0.14% | 0.42% | -3.99% | -1.43% | -4.59% | 2.33% | -6.18% | 3.10% | -2.25% | 3.39% | -5.70% | **-12.16%** |
| 2014 | -4.75% | 1.23% | -2.81% | 0.20% | 1.00% | 0.60% | -0.82% | 4.19% | 2.25% | 0.65% | 5.24% | 0.66% | **7.46%** |
| 2013 | 1.53% | -2.79% | 1.30% | 1.06% | -2.76% | -3.01% | -0.17% | -2.17% | -0.79% | 1.64% | 2.25% | 1.01% | **-3.06%** |
| | | | | | | | | | | 2009 | 2010 | 2011 | 2012 |
| | | | | | | | | | | -6.04% | 0.68% | -13.05% | -5.19% |

## A, B and Legacy Units

### Trading Performance by Sector


10%
5%
0%
-5%
-10%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
June
2018

*Performance reported is gross of fees and expenses.*

### Monthly Exposure by Sector

| Currencies | Energy | Equity Indices | Fixed Income | Grains/Foods | Metals |
|---|---|---|---|---|---|
| 24% | 10% | 21% | 25% | 11% | 9% |

## Global Units

### Trading Performance by Sector


10%
5%
0%
-5%
-10%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
June
2018

*Performance reported is gross of fees and expenses.*

### Monthly Exposure by Sector

| Currencies | Energy | Equity Indices | Fixed Income | Grains/Foods | Metals |
|---|---|---|---|---|---|
| 24% | 10% | 21% | 25% | 11% | 9% |

### Sector Positions at Month-End


Commodities 30%
Financials 70%
Energy 10%
Grains 11%
Metals 9%
Currencies 24%
Equities 21%
Fixed Income 25%
July 17
Aug 17
Sep 17
Oct 17
Nov 17
Dec 17
Jan 18
Feb 18
Mar 18
April 18
May 18
June 18
Short position
Long position

## Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

## Grant Park Fund At-A-Glance

| Product | Legacy Units | Global Units | | A and B Units |
|---|---|---|---|---|
| Class | 2 | 2 | 3 | Closed to New Investment |
| Account Type | Fee-based | Fee-based | Commission-based | |
| Minimum Investment | $10,000 | $5,000 | $5,000 | |
| Retirement Account | $1,000 | $1,000 | $1,000 | |
| Trading Strategy | Traditional, systematic, medium- to long-term trend-trading philosophy employed by Grant Park for the past 20 years. | Traditional, systematic, medium- to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes. | | |
| Breakeven Level | 4.20% | 3.61% | 7.06% | |
| Redemptions | Monthly after 90 days | Monthly after 90 days | Monthly after 90 days | |
| Penalty | No | No | 1.5% on a declining scale 0.5% per quarter | |
| Sectors Traded | 6 | 6 | 6 | |
| Eligibility | Eligibility varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth. | Eligibility varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth. | | |

## Statistics

| Statistics Since Inception - Class A Units[1] January 1989 - June 2018 | |
|---|---|
| Total Fund Assets (A,B, Legacy, Global) | $92M |
| 12-Month Return | -1.82% |
| Average 12-Month Return | 12.80% |
| 36-Month Cumulative Return | -14.80% |
| 60-Month Cumulative Return | -14.49% |
| Compounded Annualized ROR | 9.01% |
| 3-Year Compounded Annualized ROR | -5.20% |
| 5-Year Compounded Annualized ROR | -3.08% |
| 10-Year Compounded Annualized ROR | -4.34% |
| Worst Drawdown (5/89 - 10/89) | -38.87% |
| Worst Drawdown Last 5 Years (12/08 - 5/18) | -38.37% |
| Average 1-month Gain | 5.70% |
| Average 1-month Loss | -3.93% |
| # of Winning Months | 180 |
| # of Losing Months | 174 |

| Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] July 2008 - June 2018 | | |
|---|---|---|
| ↑ ↓ | Moved in Opposite Directions | 46% |
| ↑ ↑ | Positive Results for Both | 34% |
| ↓ ↓ | Negative Results for Both | 20% |

[1] Class A Units are closed to new investment. New investors are expected to invest in the Legacy or Global units, which have lower fees and expenses.
[2] It is not possible to directly invest in an index.

## Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

**Average 12-Month Return:** The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

**Compounded Annualized Rate of Return (ROR):** This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

**Correlation:** This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

**Drawdown:** A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

**Net Asset Value per Unit:** This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.

All charts in this document were prepared by Dearborn Capital Management, LLC.